UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2015
________________________________________
LEIDOS HOLDINGS, INC.
LEIDOS, INC.
(Exact name of registrant as specified in its charter)
_________________________________________

DELAWARE	001-33072 000-12771	20-3562868 95-3630868

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190

(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (571) 526-6000
N/A
 (Former names or former addresses if changed since last report.)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On June 16, 2015, Lewis F. Von Thaer, President of the Company’s National Security sector, notified the Company of his intention to resign his position effective no later than July 4, 2015 to accept a position as Chief Executive Officer of another company. Lee Carrick, Senior Vice President and Sector Chief Strategic Officer, will perform Sector President duties in an acting capacity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.
By:	/s/ Vincent A. Maffeo
	Name:	Vincent A. Maffeo
	Title:	Executive Vice President and General Counsel

LEIDOS, INC.
By:	/s/ Vincent A. Maffeo
	Name:	Vincent A. Maffeo
	Title:	Executive Vice President and General Counsel

Dated:  June 22, 2015